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Stewart Information Services Corporation

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Investor Presentation Materials August 2016 CONFIDENTIAL

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 2 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Table of Contents I Overview of Stewart’s Business II Stewart Has Been Successfully Transformed with a Concrete Plan to Drive Shareholder Value III Stewart Has the Right Board and Management Team to Deliver Value For Shareholders IV Conclusion

I Overview of Stewart’s Business

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 4 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Note: Market data as of 12 - Aug - 2016. For a reconciliation of non - GAAP financial measures into corresponding GAAP measures, a reference is made to the Company's earni ngs releases issued on February 11, 2016 and filed on a Current Report on Form 8 - K dated February 11, 2016, and issued on July 21, 2016 and filed on a Current Report on Form 8 - K dated July 21, 2016. 1 Net of Agency Remittances. 2 A djusted for non - recurring items with 35% marginal tax rate (litigation expenses, acquisitions costs, cost management projects, i mpairment of investments and realized loss from estimated contingent consideration associated with prior year acquisitions). 3 Calculated based on title revenue. 4 As calculated per shareholder return analysis on FNF investor website. Stewart – A Unique Pure - Play Title Platform Company Overview Key Financial Metrics ● Leading provider of title insurance and settlement services to both residential and commercial customers ● 11.5% domestic market share as of Q12016, according to the American Land Title Association — #3 market share in direct channel ( 12.2%), through more than 550 issuing offices — #3 market share in direct commercial title insurance — #4 market share in agency channel ( 11.1%), through approximately 2,500 independent issuing agencies ● International provider of title insurance with #2 market share in Canada ● Provider of ancillary real estate services 5Y Total Shareholder Return Q1 2016 Market Share Total Premiums: $ 2,992bn 2011 LTM Q2 ’16 ∆ Net Revenue 1 $ 911% $ 1,184% 30 % Title Losses 142% 94% (34) % Net Income 2 19% 40% 115 % Pre - tax Title Margin 2,3 6.0% 12.8% 678bps Statutory Surplus $ 372% $ 517% 39 % FSR (Fitch/A.M. Best) BBB+/B++ A - / A - STC 11.5% FNF 32.0% FAF 27.4% ORI 15.2% Others 13.9% 160% 163% 244% 389 % ORI FNF FAF STC 4

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 5 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Stewart’s Leading Title Operations Strong National and State Level Market Share for the Year Ended 31 - December - 2015 Source : American Land Title Association. 2015 YE market share by Family Company and State. Greater Than Less Than National Market Share – 12.2% 15.8% 40.7% 6.6% 16.4% 6.5% 13.1% 11.5% 16.5% 4.6% 6.1% 12.2% 5.4% 10.8% 5.3% 10.9% 6.1% 10.0% 12.9% 10.5% 11.1% 12.4% 11.7% 10.9% 22.5% 11.6% 6.6% 13.6% 8.0% 5.7% 19.4% 11.4% 16.7% 20.5% 4.8% 33.7% 10.7% 10.3% 6.2% 6.4% 11.3% 14.6% 26.2% 10.5% 16.8% 19.5% 7.1% 15.2% 10.9% 6.4% 12.6% 11.1%

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 6 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Stewart’s growth has outpaced U.S. home sales over the past five years, despite ongoing expense rationalization Stewart’s Growth is Outpacing the Industry Source: Mortgage Bankers Association 271 316 296 296 365 2011 2012 2013 2014 2015 STC Closed Orders ('000) $ 1,436 $ 2,044 $ 1,845 $ 1,261 $ 1,630 2011 2012 2013 2014 2015 U.S. Mortgage Originations, 1-4 Family ($bn) Stewart Closed Orders (thousands) U.S. Mortgage Originations, 1 - 4 Family ($ billions)

II Stewart Has Been Successfully Transformed with a Concrete Plan to Drive Shareholder Value

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 8 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Stewart is Committed to Driving Shareholder Value Track Record of Operating Performance √ Rationalized independent agency footprint while growing its most profitable relationships √ Continuing shift towards direct business to achieve higher margins √ Bolstered statutory capital and ratings to drive growth in high margin commercial business √ Achieved plan to eliminate $100+ million in annual operating expenses following the financial crisis √ Completed additional $30 million of annual cost savings in 2014 and 2015 √ Continuing to shift to a variable cost model to reduce future risk in downturns Capital Return √ $70 million capital return program announced in February 2014 and completed in December 2015 √ Annual dividend per share increased from $0.10 to $1.00 in February 2015 and from $1.00 to $1.20 in November 2015 √ Board of Directors has authorized a new share repurchase program of up to $50 million over the next three years Stewart Has the Right Team √ Management team with significant title industry experience and a track record of success √ 7 out of 9 Board members are independent and the Board contains directors with both strong title experience and shareholder perspectives Governance Leadership √ Leader in adopting shareholder - friendly governance changes over the past two years, including: elimination of a dual - class share structure, addition of new independent directors, decreased threshold to call special meetings, elimination of cumulative voting, and adoption of a majority vote standard √ Strong alignment of executive compensation with shareholder performance, with >70% of CEO compensation dependent on performance A Strong Plan for Value Creation √ Plans to grow new direct offices in select MSAs and states with high independent agent remittance rates √ Leverage balance sheet and ratings to drive continued growth in higher margin commercial business √ New initiatives to reduce unit costs through centralization, offshoring, and technology rationalization √ Revenue and cost initiatives targeting a 10% pre - tax margin Stewart has transformed its operating model since 2011 under the new management team, and is well positioned to drive future results

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 9 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Rationalized Independent Agency Footprint Note: Number of independent agencies based on number of contractual relationships rather than number of physical locations of agencies. 1 Trailing twelve months agency network revenues net of retention. S tewart reduced its agency footprint from 6,000 to 2,500 agents to increase margins while maintaining overall agency revenue through improved wallet share with the most profitable agents (through enhanced relationships) 1 Net Remittance per Agent ($000) $29.1 $31.4 $43.9 $48.0 $53.9 $66.7 $64.0 $69.2 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 $ 0 $ 50 $ 100 $ 150 $ 200 $ 250 2008 2009 2010 2011 2012 2013 2014 2015 Number of Independent Agents Net Agency Revenues 1 ($mm) Net Agency Revenues¹ Number of Independent Agents

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 10 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 37.8% 43.4% 47.0% 16.3% 41.7% 43.7% 51.1% 14.8% + 0.4% + (1.4)% Growth in Higher Margin Direct Business Source: American Land Title Association Stewart has increased the percentage of its title business coming from the direct channel faster than most industry peers; this business is higher margin and more scalable than agency business 2 2011 2015 2011 2015 2011 2015 2011 2015

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 11 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 $ 103.0 $ 121.4 $ 137.5 $ 170.7 $ 186.5 2011 2012 2013 2014 2015 Commercial Title Premiums 1 ($mm) Growth in High Margin Commercial Business and Improvement in Financial Strength Commercial Growth Strategy 3 ● Stewart has targeted growth in commercial business for its attractive return profile and cyclical diversity from residential real estate trends — In 2Q 2016 average fee per commercial file was $ 5,270 compared to $1,986 per residential file ● The commercial business is able to generate larger margins than residential business given its higher revenue per order ● Improved financial strength of Company has supported growth in commercial segment, where surplus levels are critical to winning business — Many states only allow retaining risk on policies up to a particular level of surplus — Increased statutory surplus to $502mm from $ 372mm in 2011 ● Commercial customers are also more ratings sensitive — Has retained A - financial strength rating from A.M . Best, and Fitch Statutory Surplus 2 $372 $429 $474 $526 $502 1 2014 and 2015 include all international commercial title premiums. 2 Represents statutory surplus for Stewart Title Guaranty Company.

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 12 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 711 bps 575 bps 194 bps 542 bps 475 bps 361 bps 113 bps 259 bps STC FAF FNF ORI 2011 - 2015 Pre-Tax Title Margin Growth (inc. Losses) 2011 - 2015 Pre-Tax Title Margin Growth (ex. Losses) Peer Average ( inc. Losses) : 437bps Peer Average ( ex. Losses) : 244bps Optimization of Cost Structure Source: Company filings Note: Margin calculated as title pre - tax profit over title revenue adjusted to remove one - time items for Stewart. Growth is bas ed on change of pre - tax income margin from 2011 to 2015 . S tewart's title margin excludes benefit of investment income (peer margins include investment income). For a reconciliation of non - GAAP financial measures into corresponding GAAP measures, a reference is made to the Company's earnings releases issued on February 11, 2016 and filed on a Current Report on Form 8 - K dated February 11, 2016 , and issued on July 21, 2016 and filed on a Current Report on Form 8 - K dated July 21, 2016. 4 ● Since the financial crisis, Stewart has reduced annual operating costs by $100mm+ to adapt to the new market environment (dec rea sed annual origination volume from $2 - 4tn pre - crisis to $1 - 2tn) — Centralized and consolidated technology, accounting , procurement, human resources, marketing and other support operations ● Announced an additional initiative in 1Q 2014 to eliminate $25mm of annual costs; which was subsequently increased to $ 30mm and successfully completed in 2015 (with the initiatives only being fully reflected in 2016 financial results) ● Stewart has identified and is implementing additional opportunities to meaningfully reduce unit production costs through cent ral ization, technology enhancements, and offshoring ● Revised management incentive compensation structure, budgeting process, improved segment reporting, and training platforms provide basis for future cost savings Stewart has undertaken significant cost management initiatives which have resulted in improving core title margins Under Current Management’s Leadership, Title Margins Have Increased More Than Peers

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 13 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Loss Ratio Improvement 5 Stewart’s loss ratio has meaningfully improved in recent years, outpacing peers Source: Company fillings Note: Loss ratios shown conform to Company reporting methodologies. 1 Reflects average of FNF and FAF loss ratios since 2013. 8.5% 11.2% 11.3% 9.6% 9.4% 8.1% 5.9% 4.7% 5.6% 2007 2008 2009 2010 2011 2012 2013 2014 2015 Stewart Loss Ratio 6.9% 5.4 % Peer 3 Year Average 1 STC 3 Year Average

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 14 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 ● Stewart’s business experiences significant scale benefits, which will drive improving margins with anticipated revenues growth ● Continuing cost initiatives should further benefit margins and scalability of the business ● Stewart now has a more balanced fixed vs. variable cost mix, reducing exposure to future declines in mortgage origination volumes ● Stewart expects to continue driving higher margin direct and commercial business ● Over the past few years, Stewart has encountered significant one - time costs associated with the transformation of its business which are not expected to recur — Such expenses include: severance, claims and litigation expense, costs to eliminate the dual class share structure, costs to wind down legacy mortgage services, costs to outsource certain back office operations, proxy contests, etc. Positioned For Continued Earnings Growth 1 Title segment pre - tax margin adjusted for one - time items and includes allocated centralized services. Note: For a reconciliation of non - GAAP financial measures into corresponding GAAP measures, a reference is made to the Company's earnings releases issued on February 11, 2016 and filed on a Current Report on Form 8 - K dated February 11, 2016, and issued on July 21, 2016 and filed on a Current Report on Form 8 - K dated July 21, 2016. 6 Over the past few years Stewart has worked to transform its business, and is now positioned for strong earnings growth potential Stewart i s Positioned for Continued Earnings Growth Stewart Has Meaningful Operating Leverage ($mm) 1 2 3 4 5 $ 1,500.0 $ 1,716.9 $ 1,792.2 $ 1,660.0 $ 1,805.3 6.0% 10.4% 11.8% 10.9% 13.2% 2011 2012 2013 2014 2015 Title Segment Revenue Title Segment Pre-tax Margin¹

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 15 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Consistent and Growing Capital Return ● $70 million capital return program announced in February 2014 and completed in December 2015 ● $ 50 million share repurchase authorization announced in November 2015 1 Represents statutory surplus for Stewart Title Guaranty Company. Share Repurchases Statutory Surplus and Capital Return ($mm) 7 • Stewart remains committed to providing an attractive level of capital return to shareholders while maintaining its ratings and capital base to support its ongoing business • With Stewart now adequately capitalized, a greater portion of the Company’s earnings will transform into free cash flow Dividends ● Annual dividend per share increased to $1.00 from $0.10 in February 2015 and from $1.00 to $1.20 in November 2015 — Reflects progress in transforming Stewart and management’s and the Board’s confidence in the Company’s ability to deliver solid cash flow into the future $ 371.8 $ 429.2 $ 473.7 $ 525.8 $ 501.8 $ 0.9 $ 1.8 $ 2.2 $ 24.4 $ 46.0 2011 2012 2013 2014 2015 Statutory Surplus¹ Total Capital Return $500.0mm Target Surplus:

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 16 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Research Analysts Support Management’s Plan Source: FBR, Janney and Stephens analyst research reports “ We are buyers of STC as we believe investors are underestimating the amount of heavy lifting the company has done over the la st two years, including cost saves triggering much - improved title results/operating leverage . In our view, much of the progress has been clouded by the continuous noise brought on by the declining Mortgage Services segment. The good news at this stage, in our view, is STC has effectively el iminated its past exposure to the troubled default - related offering with Mortgage Services. We think this sets the stage for cleaner quarters with clearer evidence of better core title operating leverage” - Stephens, 3 - May - 2016 “ We are incremental buyers of STC following the elimination of its dual class structure… this shift does two key things 1) it hel ps better align the interests of investors with owners and officers and 2) it clears a past decision hurdle at the Board level. . . but we do view it as added op tionality for owning STC…. We believe STC's management team has achieved several important milestones over the last two years, and we believe this team is ful ly capable ( and willing) to take the Company to the next level. ” - Stephens, 3 - May - 2016 “ Stewart has undergone a significant transformation of its business in the last several years and is now in the position to se e i mproving pretax margins over time .” - FBR, 22 - Apr - 2016 “We believe there are better times that lie ahead as the Company should see improvements in [the Mortgage Services] segment which combined with the ongoing title improvements should translate to a faster (and cleaner) improving leverage/earnings power growth story .” - Stephens, 22 - July - 2016 “ STC reported earnings of $0.98/ sh versus our estimate of $0.86 and consensus of $0.94. The beat compared to our estimate was due to better - than - expected margins .” - Janney , 21 - July - 2016

III Stewart Has the Right Board and Management Team to Deliver Value For Shareholders

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 18 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Stewart Has Demonstrated Consistent Focus on Strong Corporate Governance Source: Institutional Shareholder Services, Public filings, Factset 1 ISS QuickScore indicates decile rank relative to index or region. A decile score of 1 indicates lower governance risk, while a 10 indicates hi gher governance risk. Complements Strong Corporate Governance Culture Annually Elected Board √ Independent Chairman √ No Shareholder Rights Plan √ Stock Ownership Guidelines for Executives and Directors √ Independent Board Committees √ Strong Governance Framework Recognized by ISS, who Rates Stewart a “1” for Board Structure, with Particular Emphasis on Board Composition Key Governance Enhancements Since 2014 Corporate Structure Eliminated Dual Class Board Composition Added 3 Shareholder Representatives to the Board Shareholder Rights Reduced Threshold to Call Special Meeting Implemented Majority Vote Standard for Director Elections

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 19 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Stewart Board Composition Balances Tenured Industry Experience With Recent Additions Source: Public sources, Company filings Name Experience James Chadwick (Joined in 2015) ● Serves as the Alternatives Portfolio Manager at Ancora Advisors ● Former Managing Director of Harlingwood Equity Partners ● Received a B.A. with Honors from UCLA Arnaud Ajdler (Joined in 2014) ● Serves as the Managing Partner of Engine Capital ● Former Partner at Crescendo Partners ● Adjunct professor of Value Investing at the Columbia Business School ● Received a Master of Science from MIT and a M.B.A. from Harvard Business school Glenn Christenson (Joined in 2014) ● Serves as the Managing Director of Velstand Investments ● Former CFO, CAO and Treasurer at Station Casinos ● Received a B.A. from Wittenburg University and an M.B.A. in Finance from The Ohio State University ● Former Partner at Deloitte & Touche Frank Keating (Joined in 2014) ● Senior Partner at Holland & Knight ● Former President and CEO of the American Bankers Association ● Former Governor of the State of Oklahoma from 1995 - 2003 ● Graduated from Georgetown University and the University of Oklahoma College of Law Board Draws Upon Deep Industry Expertise and Knowledge of Stewart Name Experience Robert L. Clarke  Senior Partner at Bracewell & Giuliani  Former U.S. Comptroller of the Currency under President Ronald Reagan and George Burhs, Sr.  Served as a Consultant to the World Bank and Senior Advisor to the President of the National Bank of Poland Laurie Moore - Moore  Founding CEO of the Institute for Luxury Home Marketing  Former Managing Partner of REAL Trends  Awarded the National Association of Corporate Directors Board Fellow award in 2012 Thomas G. Apel Chairman  CEO of VLN, a non - conforming mortgage lending operation  Current research affiliate with MIT  Former President of Intrepid Ideas  Former President and CEO of Centex Title and Ancillary Services Malcom S. Morris  Vice Chairman of Stewart  Former SISCO Chairman of the Board and Co - CEO  Former member of the Fannie Mae Advisory Council Stewart Morris, Jr.  Vice Chairman of Stewart  Former SISCO Chairman of the Board and Co - CEO  Member of the Board of Governors for the American Land Title Association Recent Additions Provide Fresh Perspectives and Shareholder Insights Seven of the Nine Board Members Are Independent, Including All Four New Board Members

IV Conclusion

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 21 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Stewart is Committed to Driving Shareholder Value Track Record of Operating Performance √ Rationalized independent agency footprint while growing its most profitable relationships √ Continuing shift towards direct business to achieve higher margins √ Bolstered statutory capital and ratings to drive growth in high margin commercial business √ Achieved plan to eliminate $100+ million in annual operating expenses following the financial crisis √ Completed additional $30 million of annual cost savings in 2014 and 2015 √ Continuing to shift to a variable cost model to reduce future risk in downturns Capital Return √ $70 million capital return program announced in February 2014 and completed in December 2015 √ Annual dividend per share increased from $0.10 to $1.00 in February 2015 and from $1.00 to $1.20 in November 2015 √ Board of Directors has authorized a new share repurchase program of up to $50 million over the next three years Stewart Has the Right Team √ Management team with significant title industry experience and a track record of success √ 7 out of 9 Board members are independent and the Board contains directors with both strong title experience and shareholder perspectives Governance Leadership √ Leader in adopting shareholder - friendly governance changes over the past two years, including: elimination of a dual - class share structure, addition of new independent directors, decreased threshold to call special meetings, elimination of cumulative voting, and adoption of a majority vote standard √ Strong alignment of executive compensation with shareholder performance, with >70% of CEO compensation dependent on performance A Strong Plan for Value Creation √ Plans to grow new direct offices in select MSAs and states with high independent agent remittance rates √ Leverage balance sheet and ratings to drive continued growth in higher margin commercial business √ New initiatives to reduce unit costs through centralization, offshoring, and technology rationalization √ Revenue and cost initiatives targeting a 10% pre - tax margin Stewart has transformed its operating model since 2011 under the new management team, and is well positioned to drive future results

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 22 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Forward - Looking Statements Certain statements in this presentation are “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward - looking statements relate to future, not past, events and often address our expected future business a nd financial performance. These statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “see k,” “will,” “foresee” or other similar words. Forward - looking statements by their nature are subject to various risks and uncertainties that could cause our actual results to be materially different than those expressed in the forward - looking statements. These risks and uncertainties include, among other things: economic conditions; adverse changes in the level of real estate activity; changes in mortgage interest rates, existing and new home sales, and availability of mortgage financing; our ability to respond to and i mpl ement technology changes, including the completion of the implementation of our enterprise systems; the impact of unanticipated tit le losses or the need to strengthen our policy loss reserves; any effect of title losses on our cash flows and financial condition; the im pact of vetting our agency operations for quality and profitability; changes to the participants in the secondary mortgage market and th e rate of refinancing that affects the demand for title insurance products; regulatory non - compliance, fraud or defalcations by our title insurance agencies or employees; our ability to timely and cost - effectively respond to significant industry changes and introduce new prod ucts and services; the outcome of pending litigation; the impact of changes in governmental and insurance regulations, including a ny future reductions in the pricing of title insurance products and services; our dependence on our operating subsidiaries as a source of cash flow; the continued realization of expense savings from our cost management program; our ability to successfully integrate ac qui red businesses; our ability to access the equity and debt financing markets when and if needed; our ability to grow our internati ona l operations; and our ability to respond to the actions of our competitors. These risks and uncertainties, as well as others, a re discussed in more detail in documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10 - K for the year ended December 31, 2015, our quarterly reports on Form 10 - Q, and our Current Reports on Form 8 - K. We expressly disclaim any obligation to update any forward - looking statements contained in this presentation to reflect events or circumstances that m ay arise after the date hereof, except as may be required by applicable law.

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 23 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Non - GAAP Disclosures This presentation may contain certain financial measures that are not presented in accordance with generally accepted account ing principles (GAAP), including but not limited to, losses and litigation expenses arising from non - predictable title losses and ad justed pretax title margin, which is adjusted to exclude net realized investment gains or losses and reserve adjustments. Although t hes e exclusions represent actual gains, losses or expenses to the Company, they may mask the periodic income and financial and operating trends associated with the Company’s business. The Company is presenting these non - GAAP financial measures because they provide the Company’s management and investors with additional insight into the operational performance of the Company relative to earlier periods and relative to the Company’s competitors. The Company does not intend for these non - GAAP financial measures to be a substitute for any GAAP financial information. In this presentation these non - GAAP financial measures have been presented with, and reconciled to, the most directly comparable GAAP financial measures. Investors should use these non - GAAP financial measures only in conjunction with the comparable GAAP financial measures.

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 24 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Additional Information Regarding Consent Solicitation In connection with the consent solicitation initiated by Foundation Asset Management, LP and its affiliates (collectively, “Foundation ”) to call a special meeting of the Company’s shareholders, the Company filed with the SEC on August 16, 2016 a preliminary cons ent revocation statement together with a WHITE consent revocation card (the “Preliminary Consent Revocation Statement”). Promptly after filing any definitive consent revocation statement with the SEC, the Company will mail the definitive consent revocatio n s tatement and a WHITE consent revocation card to each shareholder of the Company entitled to execute, withhold or revoke consents relat ing to the proposed consent solicitation initiated by Foundation. SHAREHOLDERS ARE URGED TO READ ANY SUCH CONSENT REVOCATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the consent revocation statement, any amendments or supplements thereto and any oth er documents (including the WHITE consent revocation card) when filed by the Company with the SEC at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.stewart.com) or by contacting Denise Carraux by phone at (713) 625 - 8027, by email at dcarraux@stewart.com or by mail at Stewart Information Services Corporation, Attn: Investor Relations, 1980 Po st Oak Blvd., Ste. 800, Houston, TX 77056.

STEWARTINSCS \ 2016 \ 7b. Investor Presentation \ Presentation \ Short Deck \ Stewart Investor Presentation (22 - August - 2016).pptx 25 32 57 109 119 198 190 249 175 58 153 156 151 178 8 56 116 165 48 134 82 167 245 184 0 Certain Information Regarding Participants The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solici tat ion of consent revocations from the Company’s shareholders in connection with the consent solicitation initiated by Foundation. Shareholders may obtain information regarding the names, affiliations, and interests of the Company’s directors and executive of ficers in the Company's Preliminary Consent Revocation Statement and in the Company's 2016 definitive proxy statement for its 2016 annual meeting of shareholders, filed with the SEC on April 1, 2016 (the "2016 Proxy Statement "). To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the Consent Solicitation Statement and 2016 Proxy Statement, such changes have been or will be reflected on Statements of Ownership and Change in Ownership on Forms 4 filed with the SEC.